CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

Catholic Responsible Investments International Equity Fund

(the “Fund”)

Supplement dated November 15, 2023 to:

•	The Fund’s Prospectus dated March 1, 2023, as supplemented (the “Prospectus”); and
•	The Fund’s Summary Prospectus dated March 1, 2023, as supplemented (the “Summary Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and should be read in conjunction with these documents.

George P. Maris, CFA, Chief Investment Officer and Global Head of Equities for Principal Global Investors, LLC (“Principal”), a sub-adviser of the Catholic Responsible Investments International Equity Fund (the “Fund”), has been named a portfolio manager of the Fund, effective November 1, 2023. Juliet Cohn and Paul Blankenhagen of Principal will continue to serve as portfolio managers of the Fund. Accordingly, effective immediately, the Prospectus and Summary Prospectus are hereby amended and supplemented as follows:

1.	The following is hereby added to the “Investment Sub-Advisers and Portfolio Managers” section on page 13 of the Summary Prospectus and the corresponding section on page 143 of the Prospectus, under the sub-heading “Principal Global Investors, LLC”:

George P. Maris, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors since 2023.

2.	Under the “Investment Sub-Advisers and Portfolio Managers” section of the Prospectus, under the “Portfolio Managers” sub-heading listing the portfolio managers for Principal Global Investors, LLC on page 245, the following is hereby added:

George P. Maris, CFA, is a portfolio manager for Principal Asset Management. He is the firm’s Chief Investment Officer and Global Head of Equities. Mr. Maris joined the firm in 2023 with 25 years of industry experience, most recently serving as head of equities - Americas at Janus Henderson and lead portfolio manager on Janus Henderson’s international and global alpha equity strategies. He held several investment leadership and portfolio management positions throughout his career, including serving as lead portfolio manager of the domestic core, international core and global equity strategies at Northern Trust Global Investments, and as a portfolio manager on the large-cap and mid-cap core domestic equity strategies at Columbia Management Group. Mr. Maris received his Bachelor of Arts in economics from Swarthmore College, received an MBA from the University of Chicago, and a JD from the University of Illinois. He is also a holder of the right to use the Chartered Financial Analyst® designation.

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